SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2004

AVAYA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-15951	22-3713430
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

211 Mount Airy Road
Basking Ridge, NJ		07920
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (908) 953-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

In accordance with SEC Release No. 33-8126, the following information is furnished under Item 2.02, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 26, 2004, Avaya Inc. (the “Company”) issued a press release reporting financial results for the fiscal quarter ended September 30, 2004 and held a public webcast in connection with the issuance of the press release. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.

The press release and webcast presentation include a discussion of the Company’s historical financial results using net cash (debt) and excluding certain items that the Company believes may affect the comparability of its historical results of operations.  These financial measures are non-GAAP financial measures.

A “non-GAAP financial measure” is defined as a numerical measure of a company’s performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”). Pursuant to the requirements of Regulation G, the Company has posted a reconciliation of such non-GAAP financial measure to the most directly comparable GAAP financial measure on the Company’s website at www.avaya.com/investors.

Management believes that the presentation of net cash (debt) in the press release and the webcast provides useful information to investors about the Company’s ability to satisfy its debt obligations with currently available funds. Management believes that the presentation of its results of operations excluding these items provides useful information to investors about the Company’s performance from period to period and compared to the performance of the Company’s peers.

The presentation of this additional information is not meant to be considered in isolation or as a substitute for the Company’s financial results prepared in accordance with GAAP.

Item 9.01 Financial Statements and Exhibits.

(c)          Exhibits.

99.1 Press Release of Avaya Inc. dated October 26, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA INC.

Date: October 26, 2004	By:	/s/ Garry K. McGuire
Name: Garry K. McGuire
Title: Chief Financial Officer and
Senior Vice President,
Corporate Development

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release of Avaya Inc. dated October 26, 2004.